Consolidated Statements of Operations and Comprehensive Earnings - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Revenue
Royalties	$ 102,855	$ 98,311
Operating expenses
Cost of revenue	70,400	63,201
Research and development	2,430	2,416
Marketing, general and administration	7,462	10,565
Foreign exchange loss	2,985	2,038
Impairment of assets	1,747
Restructuring charges	1,302
Total operating expenses	86,326	78,220
Earnings from operations	16,529	20,091
Investment income	428	533
Earnings before income taxes	16,957	20,624
Provision for income tax expense
Current	4,013	4,623
Deferred	2,908	6,290
Provision for income tax recovery	6,921	10,913
Net and comprehensive earnings	$ 10,036	$ 9,711
Earnings per share
Basic	$ 0.08	$ 0.08
Diluted	$ 0.08	$ 0.08
Weighted average number of common shares
Basic	120,713,535	120,103,422
Diluted	120,720,171	120,368,583